JOINT FILING AGREEMENT

         The undersigned hereby agree that statements on Schedules 13G or 13D with respect to the shares of common stock of Palatin Technologies, Inc. and any amendments thereto (collectively, the "Schedule 13G") signed by each of the undersigned shall be filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended. The undersigned hereby further agree that this Joint Filing Agreement may be included as an exhibit to such statements or amendments. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.


Dated: As of February 10, 2006

                                             *
                                        ----------------------------------------
                                        Pasquale DeAngelis,  individually,  as a
                                        member of  ProQuest  Associates  LLC and
                                        ProQuest  Associates II LLC, as a member
                                        of ProQuest  Associates LLC on behalf of
                                        ProQuest Investments,  L.P. and ProQuest
                                        Companion Fund, L.P., and as a member of
                                        ProQuest  Associates II LLC on behalf of
                                        ProQuest   Investments   II,  L.P.   and
                                        ProQuest  Investments  II Advisors Fund,
                                        L.P.



                                             *
                                        ----------------------------------------
                                        Jay Moorin, individually


                                             *
                                        ----------------------------------------
                                        Alain Schreiber, individually


*By: /S/ PASQUALE DEANGELIS
     ------------------------------------
     Pasquale DeAngelis, Attorney-in-Fact
     Power of attorney filed as an exhibit to the Schedule 13G